LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Nomura High Yield Fund
Supplement Dated January 26, 2026
Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Statutory Prospectus

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Nomura High Yield Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866‑436‑8717 or at www.lincolnfinancial.com/lvip.
At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 8‑9, 2025, the Board approved the appointment of Nomura Corporate Research and Asset Management Inc. (“NCRAM”) as the new sub‑adviser to the Fund, effective on or about April 1, 2026 (“Effective Date”). NCRAM will replace Nomura Investments Fund Advisers (“NIFA”).
As of the Effective Date, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, NIFA are deleted in their entirety.

2.	The information under the heading Principal Investment Strategies beginning on page 2 of the Summary and Statutory Prospectuses is deleted and replaced with the following:

Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Sub‑Adviser”) serves as Sub‑Adviser to the Fund. The Sub‑Adviser is responsible for the day‑to‑day management of the Fund’s assets.

Under normal market conditions, the Fund invests primarily in high-yield corporate bonds and other debt instruments with an emphasis on those that are rated below investment-grade. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or, if unrated, determined by the investment advisor to be of similar quality.

Types of high-yield securities the Fund may invest in include: bank loans in the form of assignments or participations; payment‑in‑kind securities; deferred payment securities; and fixed, variable, and floating rate obligations. The Fund may invest in new issuances of high yield securities, distressed securities, and restricted or illiquid securities, including Rule 144A securities.

Bank loans include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. Typically these loans hold a senior position in the borrower’s capital structure, they have interest rates that reset frequently, and they may be secured by the borrower’s assets or they may be unsecured. The Fund may invest up to 20% of its net assets in bank loan investments.

Deferred payment securities are zero‑coupon securities that convert on a specified date to interest bearing debt securities. On this date, the stated coupon rate becomes effective and interest is paid at regular intervals.

The Fund may invest in fixed-income instruments of foreign issuers, including emerging market issuers. Generally, the Fund invests in U.S. dollar denominated securities, however, the Fund may invest in Securities denominated in foreign currencies.

The Fund has no average maturity limitations, but it typically invests in intermediate-term and long-term debt securities. The fund may also invest in short-term money market instruments and U.S. government securities.

To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments and interest rates.

3.	The information under the Principal Risks section beginning on page 2 of the Summary and Statutory Prospectuses is deleted and replaced with the following:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

•	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

•
High yield (junk) bond risk. The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities.

•
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

•
Loans and other direct indebtedness risk. The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade 5 settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

•
Restricted securities risk. The risk that restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

•
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.

•
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.

•
Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

•
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

•
Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities-Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.

•	New Issue Risk. New issues may have limited markets, making valuation and selling difficult. The market value of newly issued securities may fluctuate considerably.

•
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

•
Deferred Payment Securities Risk. These securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. During the time that interest payments are not being made on these securities, holders are deemed to receive income annually, even though cash is not received.

•
Payment‑in‑Kind Securities Risk. Payment‑in‑kind securities defer cash interest payments by treating them as additional principal. This results in higher total debt and the potential for increased default risk of the issuer.

•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

4.	The following information is added under the Investment Adviser and Sub‑Advisers section on page 4 of the Summary and Statutory Prospectuses is deleted and replaced with the following:

Investment Sub‑Adviser: Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

5.	The table under the Portfolio Managers section on page 4 of the Summary and Statutory Prospectuses is deleted and replaced with the following:

NCRAM Portfolio Managers	Company Title	Experience with Fund
David Crall, CFA	Managing Director, Chief Executive Officer and Chief Investment Officer	Since April 2026
Amy Yu Chang, CFA	Managing Director and Portfolio Manager	Since April 2026
Stephen Kotsen, CFA	Managing Director and Portfolio Manager	Since April 2026
Chris Parham, CFA	Executive Director and Assistant Portfolio Manager	Since April 2026

6.	The information under the heading Investment Objective and Principal Investment Strategies beginning on page 5 of the Statutory Prospectus is deleted and replaced with the following:

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income. This objective is non‑fundamental and may be changed without shareholder approval.

Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Sub‑Adviser”) serves as Sub‑Adviser to the Fund. The Sub‑Adviser is responsible for the day‑to‑day management of the Fund’s assets.

Under normal market conditions, the fund invests primarily in high-yield corporate bonds and other debt instruments with an emphasis on those that are rated below investment-grade. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or, if unrated, determined by the investment advisor to be of similar quality. Issuers of these securities may have short financial histories or questionable credit.

The portfolio managers generally operate a long-only strategy using a bottom‑up investment philosophy by investing in companies that they believe can carry debt loads through different economic cycles. The portfolio managers look for companies that demonstrate the ability to generate strong, sustainable cash flow, which may enable them to decrease leverage and improve their ratings. The portfolio managers also use a top‑down investment strategy to identify areas of the high yield market that they believe are undervalued relative to the rest of the market. The portfolio managers decide which debt securities to buy and sell by, among other things:

• identifying debt securities that satisfy the fund’s credit quality standards;
• considering the price of the security and the issuer’s financial history, condition, management and prospects;
• assessing current and anticipated interest rates;
• evaluating current economic conditions and the risk of inflation; or
• evaluating special features of the debt securities that may make them more or less attractive to alternatives.

The portfolio managers will actively allocate the fund’s assets in a range of high-yield securities and debt instruments including, but not limited to, corporate bonds, bank loans in the form of assignments or participations, payment‑in‑kind securities, and deferred payment securities. These high-yield securities may be fixed, variable, or floating rate. The fund may invest in new issuances of high yield securities, distressed securities, and restricted or illiquid securities, including Rule 144A securities. The fund may invest up to 20% of its net assets in bank loan investments.

The fund may invest in fixed-income instruments of foreign issuers. The fund may also invest a portion of its assets in emerging markets debt securities. The fund considers a security to be from a developed country if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The fund considers a security to be an emerging markets security if its issuer is located outside of the countries listed above. Generally, the fund invests in U.S. dollar denominated securities, however, the fund may invest in securities denominated in foreign currencies. The fund may also invest in short-term money market instruments and U.S. government securities.

The fund has no average maturity limitations, but it typically invests in intermediate-term and long-term debt securities.

In the event of adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

In addition to the principal strategies described above, the fund can purchase other types of securities such as certain asset-backed securities, zero‑coupon bonds, convertible and preferred securities, investment grade securities, common stock, and equity equivalent securities.

7.	The information under the Principal Risks section beginning on page 5 of the Statutory Prospectus is deleted and replaced with the following:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market. In addition, the occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments, or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value.

High yield (junk) bond risk. The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.

The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).

In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations.

Loans and other direct indebtedness risk. The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade 5 settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Restricted securities risk. The risk that restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. Foreign governments may also impose a heavy tax on a company, withhold a company’s payment of interest or dividends, seize assets of a company, take over a company, limit currency convertibility, or repatriation, or bar withdrawal of assets from the country. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of transactions in certain foreign markets remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries. Recent examples include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect a Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity.

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent if interest rates rose by one percent.

In addition, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.

Numerous factors can cause interest rates to change, including, but not limited to, changes, or the anticipation of changes, to Federal Reserve central bank or government monetary policies and general economic conditions, which may exacerbate the risks associated with changing interest rates. The Federal Reserve, for example, may raise the federal funds rate as part of its efforts to address rising interest rates. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Very low or negative rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities-Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.

New Issue Risk. New issues may have limited markets, making valuation and selling difficult. The market value of newly issued securities may fluctuate considerably.

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Deferred Payment Securities Risk. These securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. During the time that interest payments are not being made on these securities, holders are deemed to receive income annually, even though cash is not received.

Payment‑in‑Kind Securities Risk. Payment‑in‑kind securities defer cash interest payments by treating them as additional principal. This results in higher total debt and the potential for increased default risk of the issuer.

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher interest rates, tighter financial regulations and proposals related to open‑end fund liquidity that may prevent the Fund from participating in certain markets. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

8.	The following information is added under the Sub‑Adviser portion of Management and Organization beginning on page 7 of the Statutory Prospectus:

Sub‑Adviser

Nomura Corporate Research and Asset Management Inc. (“NCRAM”) is located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019. NCRAM is a wholly owned subsidiary of Nomura Holdings Inc. As of November 30, 2025, NCRAM and its affiliates had $38.0 trillion in assets under management.

NCRAM Portfolio Managers

David Crall, Amy Yu Chang, Stephen Kotsen, and Chris Parham are responsible for the day‑to‑day management of the Fund’s assets.

David Crall, CFA, is Chief Executive Officer (CEO), Chief Investment Officer (CIO), and Managing Director. He joined NCRAM in 1992, became CIO in 2010, and CEO in 2019. He has a bachelor’s degree from Yale University. He is a CFA® charterholder and member of the CFA Institute.

Amy Yu Chang, CFA, Managing Director and Portfolio Manager, joined NCRAM in 1999 and has been a portfolio manager for NCRAM’s high yield bond investments since 2007. She has a bachelor’s degree in Biology from Yale University. She is a CFA® charterholder and member of the CFA Institute.

Stephen Kotsen, CFA, Managing Director and Portfolio Manager, joined NCRAM in 1998 and has been a portfolio manager for NCRAM’s high yield bond investments since 2000. He has an MBA in Finance from Columbia Business School, and a bachelor’s degree in International Relations from Princeton University. He is a CFA® charterholder and member of the CFA Institute.

Chris Parham, CFA, is an Executive Director and Assistant Portfolio Manager with NCRAM. He became an Assistant Portfolio Manager of NCRAM’s high yield strategies in January of 2018, and has formally served as Assistant Portfolio Manager for a subset of NCRAM’s US high yield funds since June of 2025. Mr. Parham joined NCRAM in August 2007 as a Credit Analyst and currently covers the Banking & Financials industries, in addition to his assistant portfolio manager responsibilities. His previous coverage includes the Printing & Publishing and Broadcasting industries. Mr. Parham graduated cum laude from Harvard University with a B.A. in Government and a minor in Economics. He is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

9.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about NCRAM.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Nomura High Yield Fund

Supplement Dated January 26, 2026

to the to the Statement of Additional Information (“SAI”) dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP Nomura High Yield Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 8-9, 2025, the Board approved the appointment of Nomura Corporate Research and Asset Management Inc. (“NCRAM”) as the new sub-adviser to the Fund, effective on or about April 1, 2026 (“Effective Date”). NCRAM will replace Nomura Investments Fund Advisers (“NIFA”).

As of the Effective Date, the Fund’s SAI is revised as follows:

1.	All references to, and information regarding, NIFA as they relate solely to the Fund are deleted in their entirety.

2.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 41:

Fund	Sub-Adviser
LVIP Nomura High Yield Fund	Nomura Corporate Research and Asset Management Inc. Worldwide Plaza 309 West 49th Street New York, NY 10019

3.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 42:

Nomura Corporate Research and Asset Management Inc. (“NCRAM”) is located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019. NCRAM is a wholly owned subsidiary of Nomura Holdings Inc.

4.	The following is added alphabetically to the chart in the Other Accounts Managed section under the heading Portfolio Managers beginning on page 43:

Adviser/Sub- Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts		Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Nomura Corporate Research and Asset Management Inc. (as of November 30, 2025)
David Crall, CFA
Registered Investment Companies	3	$2,115.9	0		$0
Other Pooled Investment Vehicles	0	$0	0		$0
Other Accounts	0	$0	0		$0

Stephen Kotsen, CFA
Registered Investment Companies	4	$2,168.7	0		$0
Other Pooled Investment Vehicles	8	$7,358.3	0		$0
Other Accounts	32	$22,798.0	4		$2,323.2

Amy Yu Chang, CFA
Registered Investment Companies	2	$1,945.9	0		$0
Other Pooled Investment Vehicles	2	$1,834.2	0		$0
Other Accounts	9	$2,418.4	1		$543.5

Chris Putnam, CFA
Registered Investment Companies	0	$0	0		$0
Other Pooled Investment Vehicles	6	$1,016.8	0		$0
Other Accounts	0	$0	0		$0

5.	The following is added alphabetically to the section Material Portfolio Manager Conflicts of Interest under the heading Portfolio Managers beginning on page 42:

Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

Actual or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include but are not limited to: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, (iii) execution of portfolio transactions, (iv) personal interests and related party interests, (v) compensation conflicts such as where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts, and (vi) other investment and operational conflicts of interest. NCRAM’s compliance policies and procedures, including the Code of Ethics, are designed to address these conflicts and to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client and that client accounts are treated equitably over time. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

6.	The following is added alphabetically to Appendix B – Proxy Voting Policies and Procedures:

Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

The fund has delegated to NCRAM the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. NCRAM recognizes that proxy voting is a valuable right of company shareholders. The firm has in place policies and procedures to ensure that NCRAM is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under applicable laws. Generally, NCRAM will vote all proxies it receives. However, it may be unable to vote proxies in certain circumstances, such as when securities are part of a securities lending program. In fulfilling its obligations to clients, NCRAM’s goal and intent is to vote all proxies in its clients’ best long term interests. NCRAM may vote in a manner that could diminish the value of a client’s position in the short-term if we believe it will increase this value in the long-term and we expect to hold the security for the long-term. NCRAM also has procedures to address potential material conflicts of interest between NCRAM and its clients.

7.	The following is added alphabetically to the Appendix C – Compensation Structures and Methodologies of Portfolio Managers:

Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

Compensation within NCRAM consists of a fixed amount which includes base salary and benefits together with a variable performance-related amount. The CEO will determine the bonus for investment professionals, consulting with the PMs with regard to the analysts. The variable performance-related remuneration is based upon an individual’s performance as compared to agreed objectives which may include financial and non-financial performance measures, risk management, and other relevant factors. Determination of variable performance-related compensation is sufficiently flexible to reward short- and long-term individual performance.

When an employee’s total compensation (fixed plus variable remuneration) exceeds certain limits, the employee must participate in the Nomura Holdings, Inc. remuneration deferral scheme which links the employee’s deferred compensation award to the performance of NHI shares. Also, in the case of certain portfolio managers, a portion of their deferred compensation may be linked to the performance of certain strategies managed by NCRAM, and we believe this further ties portfolio managers to the long-term performance of NCRAM’s clients. Therefore, total compensation may consist of three elements: base salary, cash bonus and deferred bonus (via deferral vehicles, typically vesting over three years and linked to various instruments as described above).

8.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about NCRAM.

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